John Hancock Funds II
Supplement dated June 29, 2012
to the Class R6 Summary Prospectus dated December 31, 2011
John Hancock Natural Resources Fund
The following information supplements and supersedes any information to the contrary relating to John Hancock Natural Resources Fund (the “Fund”), a series of John Hancock Funds II (the “Trust”), contained in the Prospectus dated and supplemented as noted above.
At an in-person meeting held June 26-28, 2012, the Trust’s Board of Trustees approved the hiring and appointment of RS Investment Management Co. LLC (“RS Investments”) to serve as a second subadviser to the Fund effective on or about July 16, 2012. The Fund’s current subadviser, Wellington Management Company, LLP (“Wellington Management”), will continue to manage a portion of the Fund’s assets. Therefore, effective on or about July 16, 2012, all references to the subadvisers to the Fund shall refer to Wellington Management and RS Investments. It is expected that Wellington Management and RS Investments will each manage approximately 50% of the Fund in independent sleeves, although the actual percentage managed by each subadviser will vary day-to-day. In connection with the hiring of RS Investments as an additional subadviser to the Fund, the Fund’s investment adviser, John Hancock Investment Management Services, LLC (the “adviser”), has hired a transition manager to assist in transitioning cash and portfolio securities from Wellington Management to RS Investments. The adviser has also agreed to implement a contractual fee waiver that will lower the Fund’s expenses through at least December 31, 2013.
In connection with the addition of RS Investments as a subadviser to the Fund, certain of the Fund’s investment strategies, risks and benchmarks have been modified as outlined below. Although the Fund will continue to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets, the Fund no longer seeks to maintain a “normal” allocation of approximately 60% of investments in the energy and energy related sector, 30% of investments in the metals and mining sector, and 10% in the forest products, miscellaneous commodities companies and non-ferrous metals sector. Accordingly, the Fund no longer uses the MSCI World Paper & Forest Prod Gross Index — TR and the 60% MSCI World Energy/30% MSCI World Metals & Mining/10% MSCI World Paper & Forest Products Combined Index as benchmarks, and instead, the Fund’s new primary benchmark is the 60% MSCI World Energy/40% MSCI World Metals & Mining Combined Index. The Fund’s investment objective of seeking long-term total return remains the same. The Fund has also clarified that it may now invest in commodities not included in the energy, metals and mining and forest products sectors.
Effective on or about July 16, 2012, the Summary Prospectus is hereby amended as follows:
The legend is revised and restated as follows:
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-800-225-5291 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 12-31-11, as supplemented, are incorporated by reference into this Summary Prospectus.

The Annual Fund Operating Expense table and the Expense examples introduction and table are revised and restated as follows:
Annual Fund Operating Expenses

Annual fund operating costs (% )
(expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management fee	1.00
Other expenses[1]	0.49
Total annual operating expenses	1.49
Contractual expense reimbursement[2,3]	- 0.21
Total annual fund operating expenses after expense reimbursements	1.28

[1]	“Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.

[2]	The adviser has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.28% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses, short dividend expense and acquired fund fees. The current expense limitation agreement expires on December 31, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

[3]	The adviser has contractually agreed to waive its advisory fees so that the amount retained by the adviser after payment of subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The current expense limitation agreement expires on December 31, 2013 unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.
Expense example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% return average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Class R6
1 Year	130
3 Years	450
5 Years	793
10 Years	1,762
In the “Principal investment strategies” section, the following paragraphs are revised and restated as follows:
Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer and miscellaneous raw materials and other commodities not included in the sectors above.

The fund may invest without limitation in foreign securities, including emerging markets. The fund utilizes currency forwards and other currency hedging transactions in an effort to protect the value of the fund’s assets when a subadviser deems it advisable to do so. The fund also may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. Under normal market conditions, the fund is fully invested.
Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors for the portion of the fund Wellington manages. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management’s analysis is understanding the economic and political dynamics of each of these countries.
Wellington Management utilizes fundamental research to identify companies with attractive growth prospects, assets and relative values. Wellington Management also considers the volatility and ranges of commodity prices in seeking opportunities to buy or sell securities at attractive prices relative to a company’s potential over a longer investment cycle. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the fund on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.
In evaluating investments for the portion of the fund RS Investments manages, RS Investments’ investment team conducts fundamental analysis focused on the following factors: supply cost curve of a given commodity, asset location along that curve to identify “advantaged assets,” inventory of future projects which provide the basis for future value creation, management team quality to determine capital allocation discipline and history of value creation, and country risk. RS Investments’ investment team believes that investments in the securities of advantaged producers run by capable management teams can create value for long-term investors independent of commodity prices. Valuation is an important part of the investment process. RS Investments’ investment team seeks to purchase securities in companies with these characteristics when the investment team believes the price reflects a limited possibility of permanent capital impairment.
The following risk is added to the Principal risks section:
Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.
In the Past performance section,” the “Average annual total returns” table is revised and replaced with the following:

Average annual total returns (%)	1 Year	5 Year	Inception
as of 12-31-10			10-15-05
Class R6 before tax	14.48	8.54	9.88
After tax on distributions	14.26	6.11	7.51

Average annual total returns (%)	1 Year	5 Year	Inception
After tax on distributions, with sale	9.45	6.67	7.89
MSCI World Energy Index (Gross of foreign withholding taxes on dividends)*	12.52	6.57	4.88
MSCI World Metals & Mining Index (Gross of foreign withholding taxes on dividends)*	23.74	14.73	15.75
60% MSCI World Energy/ 40% MSCI World Metals & Mining Index (Gross of foreign withholding taxes on dividends) *	17.09	10.25	9.58
60% MSCI World Energy/ 30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index (Gross of foreign withholding taxes on dividends)(former benchmark)	16.71	8.83	8.20
MSCI World Paper & Forest Products Index (Gross of foreign withholding taxes on dividends)(former benchmark)	19.73	-1.36	-0.07

*	Prior to July 16, 2012, the fund compared its performance to the 60% MSCI World Energy/ 30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index. After this date, the fund replaced this index with the 60% MSCI World Energy/ 40% MSCI World Metals & Mining Combined Index, which better reflects the subadvisers’ outlook on the fund’s investments and allocations to natural resources sectors.
Effective on or about July 16, 2012, the information in the “Investment management” section is amended to include the following:
Subadviser RS Investment Management Co. LLC
Effective on or about July 16, 2012, MacKenzie B. Davis, Andrew P. Pilara, Jr., and Kenneth L. Settles, Jr. have been added as portfolio managers of the Fund for the portion of the Fund managed by RS Investments. Accordingly, the information in the “Portfolio management” section is amended as follows:
MacKenzie B. Davis, CFA
Member of the RS Value and Hard Assets Teams since 2004
Portfolio manager of the fund since 2012
Andrew P. Pilara, Jr.
Member of the RS Value and Hard Assets Teams since 1993
Portfolio manager of the fund since 2012
Kenneth L. Settles, Jr., CFA
Member of the RS Value and Hard Assets Teams since 2006
Portfolio manager of the fund since 2012
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.